Exhibit 10.32

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (this “First Amendment”) is entered into as of the 1st day of November, 2023 (the “Effective Date”), by and between FSP ADDISON CIRCLE LIMITED PARTNERSHIP, a Texas limited partnership (the “Landlord”) and CAROFFER, LLC, a Delaware limited liability company (the “Tenant”).

RECITALS

A.
Landlord and Tenant are parties to that certain Office Lease Agreement dated as of April 28, 2022 (the “Lease”) with respect to certain premises commonly known as Suite 800 consisting of approximately 30,913 square feet of Rentable Area (the “Existing Premises”) on the eighth (8th) floor of the office building commonly known as Addison Circle located at 15601 Dallas Parkway, Addison, Texas 75001 (the “Building”).
B.
Landlord and Tenant wish to relocate the Existing Premises to certain premises on the ninth (9th) floor of the Building commonly known as Suite 900 consisting of approximately 30,913 square feet of Rentable Area, and shown on the plan attached hereto as Exhibit A (the “Relocation Premises”).
C.
Landlord and Tenant wish to extend the Reimbursement Deadline for Tenant’s use of the Improvement Allowance and the Preliminary Planning Allowance.
D.
Tenant has agreed to provide an additional security deposit in an amount equal to $500,000.00 in the form of a letter of credit.
E.
Landlord and Tenant desire to make certain amendments and modifications to the terms and provisions of the Lease consistent with the foregoing as hereinafter set forth. The Lease, as modified by this First Amendment, is hereinafter referred to as the “Lease.”

AGREEMENT

NOW, THEREFORE, in consideration of the Recitals set forth above and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.
Definitions. Each capitalized term used but not defined herein shall have the respective meaning given to it in the Lease.
2.
Premises; Rentable Area of Premises; Tenant’s Share. Landlord and Tenant acknowledge and agree that, effective as of the Effective Date, (a) the Relocation Premises shall be deemed to be the Premises under the Lease, (b) the Existing Premises shall no longer be considered the Premises and shall be removed from the definition of the Premises under the Lease, (c) the term “Premises” (and all references in the Lease to the “Premises”) shall be deemed to mean the Relocation Premises, (d) the Rentable Area of the Premises shall remain 30,913 square feet of Rentable Area, and (e) Tenant’s Share shall remain 10.684%. For purposes of clarification, Landlord and Tenant hereby acknowledge and agree that the Existing Premises and the Relocation Premises consist of the same Rentable Area.

3.
Commencement Date; Lease Term. Landlord and Tenant acknowledge and agree that the Commencement Date occurred on December 1, 2022 and the Lease Term shall expire on January 31, 2030, subject to any renewal or early termination rights set forth in the Lease.
4.
Base Rental. Effective as of the Effective Date, the Base Rental Table appearing in Section 1(c) of the Lease is hereby deleted in its entirety, the following Base Rental Table shall be substituted in lieu thereof, and Tenant shall pay to Landlord, in accordance with the terms and conditions of the Lease, Base Rental for the Premises in the amounts applicable to such periods as follows:

Period	Annual Base Rental Rate Per RSF	Annual Base Rental	Monthly Installment	Other*
November 1, 2023 – January 31, 2024	$23.75	$734,183.75	$61,181.98	+ electricity/NNN
February 1, 2024 – January 31, 2025	$24.50	$757,368.50	$63,114.04	+ electricity/NNN
February 1, 2025 – January 31, 2026	$25.25	$780,553.25	$65,046.10	+ electricity/NNN
February 1, 2026 – January 31, 2027	$26.00	$803,738.00	$66,978.17	+ electricity/NNN
February 1, 2027 – January 31, 2028	$26.75	$826,922.75	$68,910.23	+ electricity/NNN
February 1, 2028 – January 31, 2029	$27.50	$850,107.50	$70,842.29	+ electricity/NNN
February 1, 2029 – January 31, 2030	$28.25	$873,292.25	$72,774.35	+ electricity/NNN

*In addition to the above Base Rental, Tenant is required to pay Tenant’s Allocated Share of electricity costs for the Building Floor and Tenant’s Share of electricity costs for the Building and Complex (each as calculated pursuant to Section 6 of the Lease) during the entire Lease Term. Tenant will also pay Tenant’s Share of Basic Operating Costs (as calculated pursuant to Section 6 of the Lease).

5.
Use of Improvement Allowance and the Preliminary Planning Allowance; Construction Management Fee.
(a)
Landlord and Tenant hereby acknowledge and agree that the Reimbursement Deadline, as set forth in Section 5 of Exhibit D (Tenant Improvements Agreement) of the Lease, is hereby amended by deleting the phrase “the end of the twelfth (12th) calendar month following the Commencement Date” appearing in the penultimate sentence of such Section 5 and substituting the date “May 31, 2024” in lieu thereof. For purposes of clarification, Landlord and Tenant acknowledge and agree that the purpose of this Section 5 is to extend the Reimbursement Deadline by an additional six (6) months.

(b)
Landlord and Tenant hereby acknowledge and agree that, at the time the Lease was executed, Tenant was intending to manage or to hire a third party to manage the performance of the Tenant Improvements, whereupon, as set forth in Section 5 of Exhibit D of the Lease, Landlord will charge Tenant a supervision fee of one percent (1%) of the total hard and soft costs of the Work. Notwithstanding such Section 5 of Exhibit D of the Lease, in the event Tenant engages Landlord’s third party management firm to manage the performance of the Tenant Improvements instead of managing the performance of the Work itself or through its own third party manager, Landlord will charge Tenant a construction management fee in an amount equal to five percent (5%) of the total hard cost and Soft Costs of the Work, which amount will be deducted from the Improvement Allowance and used to pay Landlord’s third party management firm for managing the performance of the Work.
6.
Additional Security Deposit. Landlord and Tenant acknowledge and agree that, simultaneously with the execution and delivery of this First Amendment, Tenant shall deliver to Landlord an additional security deposit of $500,000.00 in the form of a letter of credit materially consistent with the form of letter of credit attached hereto as Exhibit B and issued by Comerica Bank (the “Additional Security Deposit”). If Tenant fails to pay rent or other charges due, after the expiration of any applicable notice and cure periods, under the Lease or any direct lease between Landlord and Tenant for the sixth (6th) and seventh (7th) floors of the Building (the “Other Lease”), Landlord may, upon three (3) Business Days’ prior written notice to Tenant, draw upon, use, apply or retain all or any portion of the Additional Security Deposit for the payment of any such overdue rent or other charge or for the payment of any other sum to which Landlord becomes obligated by reason of such default, or to compensate Landlord for any out- of-pocket loss or damage actually incurred by Landlord as a result thereof. If Landlord so uses or applies all or any portion of said Additional Security Deposit, Tenant shall, within ten (10) Business Days after written demand therefor, provide to Landlord a replacement letter of credit meeting the requirements set forth above or an amendment to the then-existing letter of credit in an amount sufficient to restore said Additional Security Deposit to the amount above stated. If Tenant performs all of Tenant’s obligations to Landlord under the Lease and the Other Lease (if any), said letter of credit shall be returned to Tenant within fifteen (15) days following the later to expire or sooner terminate of the Lease or the Other Lease (if any). Notwithstanding the foregoing, in the event Landlord determines, in its commercially reasonable discretion, that the financial condition of the issuer of the letter of credit has so declined as to cause concern that such issuer may not honor a draw on the letter of credit, Tenant shall promptly, and in any event, within sixty (60) days of Landlord’s written demand therefor, provide Landlord with a replacement letter of credit in a form substantially similar to the form of letter of credit attached hereto as Exhibit B from another financial institution reasonably acceptable to Landlord.
7.
Exhibit I – Right of First Refusal (Affecting 9th and 5th Floors). Exhibit I is deleted in its entirety. All references in the Lease to Exhibit I are of no further force or effect.
8.
Exhibit J – Expansion Option (As to 9th Floor). Exhibit J is deleted in its entirety. All references in the Lease to Exhibit J are of no further force and effect.

9.
Counterparts. This First Amendment may be executed in multiple counterparts, all of which together shall constitute one and the same original instrument. Electronic signatures to this First Amendment, whether digital or encrypted (including, without limitation, .pdf scan copies, DocuSign signatures and similar formats) as executed by the parties, and regardless of the form of delivery (including but not limited to electronic delivery), shall be deemed and treated as executed originals for all purposes.
10.
Ratification. Except as amended by this First Amendment, all other terms, conditions, covenants and provisions as appear in the Lease are hereby ratified and confirmed and shall remain unchanged.
11.
Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, successors and permitted assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed under seal as of the date first written above.

LANDLORD:

FSP ADDISON CIRCLE LIMITED
PARTNERSHIP, a Texas limited partnership

By:	FSP Property Management, LLC, a
Massachusetts limited liability company, its asset manager

	By:	/s/ Judith Waugh
	Name:	Judith Waugh
	Title:	Vice President – Asset Manager

TENANT:

CAROFFER, LLC,
a Delaware limited liability company

By:	/s/ Bruce Thompson
Name:	Bruce Thompson
Title:	Chief Executive Officer

ACKNOWLEDGEMENT AND CONSENT OF GUARANTOR

Effective as of the date first set forth above, the undersigned, CarGurus, Inc., a Delaware corporation, the guarantor of the above referenced Lease pursuant to that certain Guaranty of Lease dated as of April 28, 2022 (the “Guaranty”) hereby acknowledges and consents to this First Amendment to Office Lease Agreement and agrees that the Guaranty shall remain in full force and effect.

CARGURUS, INC.,
a Delaware corporation

By:	/s/ Jason Trevisan
Name:	Jason Trevisan
Title:	CEO

EXHIBIT A

RELOCATION PREMISES

SUITE 900
AVAILABLE
27,515 USF
30,913 RSF

Leased by:
Chris Taylor
972.663.9600
chris.taylor@cushwake.com

Trey Smith
214.979.6100
trey.smith@cbre.com

CUSHMAN & WAKEFIELD
Global Real Estate Solutions

CBRE

ADDISON CIRCLE
ADDISON, TEXAS

CONFIRMED LEASE PLAN
FLOOR 09

rsf:	30,913
scale:	N.T.S.
date:	01.24.2022

gc studio
1201 main street
suite 1370
dallas, texas 75202
214.420.4646

EXHIBIT B

FORM OF LETTER OF CREDIT

SPECIMEN LANGUAGE ONLY

EXHIBIT A

COMERICA BANK HAS PREPARED THIS SPECIMEN UPON THE REQUEST OF APPLICANT AND IS FOR INFORMATIONAL PURPOSES ONLY. NO REPRESENTATION OR WARRANTY IS MADE BY COMERICA BANK TO ISSUE THIS LETTER OF CREDIT IN THIS OR ANY OTHER FORM. WHEN SIGNED, THIS EXHIBIT A WILL BECOME AN INTEGRAL PART OF THE CORRESPONDING STANDBY LETTER OF CREDIT APPLICATION AND AGREEMENT.

WE HEREBY AGREE WITH THE LANGUAGE OF THE BELOW SPECIMEN.

APPROVED BY: CAROFFER, LLC

AUTHORIZED SIGNATURE OF APPLICANT	DATE
**SPECIMEN CREATED BY: RDD on 09/29/23 **THIS DISCLAIMER WILL BE REMOVED AT TIME OF ISSUANCE**

Beneficiary:	Applicant:
FSP Addison Circle Limited Partnership	CAROFFER, LLC
c/o Franklin Street Properties Corp.	15601 Dallas Parkway, Suite 600 Addison, TX 75001
401 Edgewater Place - Suite 200
Wakefield, MA 01880-6210

Specimen Date:	Date and Place of Expiry:
September 29, 2023	<<JANUARY 31ST, 2025 Expiry Date in mm/dd/yyyy format>> office of Issuing Bank (or any automatically extended date, as herein defined)
Amount:
USD 500,000.00 Five Hundred Thousand Only U.S. Dollars

We hereby open our Irrevocable Standby Letter of Credit no. <<Instrument ID>> in your favor, for account of CAROFFER, LLC available by your draft(s) at sight on Comerica Bank when accompanied by:

1. The original of this Irrevocable Standby Letter of Credit and Amendment(s) if any.

2. A written and dated statement on the beneficiary's letterhead signed by the beneficiary indicating name and title of the signer with either of the following wording:

A. "The undersigned hereby certifies that: (1) the undersigned is an authorized representative of beneficiary; (II) beneficiary is the beneficiary of Standby Letter of Credit no. <<Instrument ID>> issued by Comerica Bank; and (III) beneficiary is authorized to draw down on the Standby Letter of Credit. The amount of USD (amount) is being drawn under Comerica Bank's Standby Letter of Credit no.

or

B. "The undersigned hereby certifies that we have received a written notice of Comerica Bank's election not to extend their Standby Letter of Credit no. <<Instrument ID>> and have not received a replacement Letter of Credit or any other financial assurance satisfactory to us from CAROFFER, LLC."

Special Conditions:

All signatures must be manually executed in original.

All information required whether indicated by blanks, brackets or otherwise, must be completed at the time of drawing.

Partial drawings and multiple presentations may be made under this Irrevocable Standby Letter of Credit, provided, however, that each such demand that is paid by us shall reduce the amount available under this Irrevocable Standby Letter of Credit.

It is a condition of this Letter of Credit that it shall be deemed automatically extended without amendment for a period of one year from the present or any future expiration date, unless at least sixty (60) days prior to the expiration date we send notice to you by courier that we elect not to extend this credit for any such additional period. Said notice will be sent to the Beneficiary's address indicated above, unless a change of address is otherwise notified by you to us in writing by receipted mail or courier, quoting our Letter of Credit number. Any notice to us will be deemed effective only upon actual receipt by us at our designated office.

In no event, and without further notice from ourselves, shall the expiration date be extended beyond a final expiration date of January 31, 2030.

This Standby Letter of Credit may be successively transferred in its entirety (but not in part) up to the then available amount in favor of a nominated Transferee ("Transferee"), assuming such transfer to such Transferee is in compliance with all applicable U.S. laws and regulations. If transferred, this Standby Letter of Credit must be returned to us together with our transfer form (available upon request), duly executed. We are under no obligation to transfer this Standby Letter of Credit, except to the extent and in the manner expressly consented to by us, and until all charges for the transfer are paid. In case of any transfer, the draft and any required statement must be executed by the Transferee and where the Beneficiary's name appears within this Standby Letter of Credit, the Transferee's name is automatically substituted therefore. At the time of the transfer request, the original of this Standby Letter of Credit and any amendment(s) thereto must be provided. Comerica Bank will not assume or undertake any liability or responsibility for verifying, validating or authenticating the authority or rights of any party(ies) requesting the transfer of this Letter of Credit or executing any document(s) in connection therewith. Transfer of this Letter of Credit will be effected by means of an endorsement on the reverse of the original of the Letter of Credit.

All fees relating to this Letter of Credit, including any and all transfer related costs shall be paid by the Applicant.

Payment of any transfer fees and/or any transfer related costs shall not be a condition precedent to transfer.

Notwithstanding any preprinted wording to the contrary on our standard transfer form, payment of all transfer fees are for the Applicants account.

All drafts required under this Irrevocable Standby Letter of Credit must be marked: "Drawn under Comerica Bank Irrevocable Standby Letter of Credit no. <<Instrument ID>>."

In the case of cancellation, the original Standby Letter of Credit and all Amendments thereto must be returned to us together with a written request from Beneficiary referencing this Standby Letter of Credit number and authorizing its cancellation.

This Irrevocable Standby Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not be in any way modified, amended or amplified by reference to any document, instrument or agreement referred to herein or in which this Irrevocable Standby Letter of Credit is referred to or to which this Irrevocable Standby Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

We hereby engage with you that drawing(s) made under and in compliance with this Standby Letter of Credit will be duly honored upon presentation to us in person or via courier service to our address: Comerica Bank, International Trade Services, 2321 Rosecrans Ave., 5th floor, El Segundo, CA 90245, Attn: Standby Letter of Credit Dept. on or before the current or any automatically extended date. Presentation may also be effected by facsimile to Comerica Bank fax number 310 297-2885 confirmed by phone call at 310 297-2858. When presentation is made by facsimile, in lieu of presentation of the original Letter of Credit, the Beneficiary must present Beneficiary's statement that Beneficiary is in possession of the original Letter of Credit, and that the amount and date of this presentation has been noted on the back of such original. In the event of facsimile drawing, the draft(s) required hereunder will be considered to have been presented to Comerica Bank if copies of such draft(s) are received by Comerica Bank by means of a facsimile at the fax number noted above. However, the draft must include the front and back of the draft in order to evidence endorsement thereof.

Except so far as otherwise expressly stated herein, this Standby Letter of Credit is subject to the "International Standby Practices" (ISP 98) International Chamber of Commerce (Publication No. 590).

END OF SPECIMEN FORMAT

EXHIBIT B-1

TO COMERICA LETTER OF CREDIT ATTACHED AS EXHIBIT B

FORM OF TRANSFER FORM

Request for Full Transfer of a Standby Letter of Credit

Beneficiary Name:	(“Beneficiary”)	Date
Address:

To Comerica Bank (“Comerica”)

International Trade Services

Re: Comerica Bank Standby Letter of Credit No.	(herein called the "Credit").

Dear Sir/Madam:

For value received the undersigned beneficiary hereby irrevocably transfers to:

(Name of Second Beneficiary)

(Address)

all rights of the undersigned beneficiary to draw under the above Credit in its entirety.

By this transfer, all rights of the undersigned beneficiary in such Credit are transferred to the Second Beneficiary and the Second Beneficiary shall have the sole rights as beneficiary under the Credit, including sole rights relating to any increases, extensions, or other amendments. All amendments are to be advised directly to the Second Beneficiary without necessity of any consent of or notice to the undersigned beneficiary.

The original of such Credit is returned herewith together with any and all amendments, and we ask that you record evidence of this transfer on the reverse of the original Credit, add your endorsement, and forward it directly to the Second Beneficiary with your customary notice of transfer.

The undersigned beneficiary understands and agrees that upon transfer of the Credit, we shall cease to be the beneficiary of the Credit and we represent and warrant to you that we shall not attempt to draw on the Credit or otherwise attempt to exercise our former rights under the Credit.

Comerica’s transfer fees will be wired to its office, in accordance with its instructions. It is understood that this request to transfer the Credit will not be processed until such fees are paid in full, in immediately available funds, and are in Comerica’s possession.

By signing below, the undersigned Beneficiary agrees the instructions provided above to Comerica are binding on the Beneficiary.

The undersigned Beneficiary further represents, warrants and certifies to Comerica that the undersigned Beneficiary has the power and authority to so transfer the Credit and to execute and deliver this Transfer Form unto Comerica, and the person(s) executing this Transfer Form for and on behalf of the undersigned has/have the requisite power, authority and capacity to do so. The undersigned Beneficiary further acknowledges and agrees that Comerica has no obligation to verify the authenticity of any signature(s) nor the power, authority or capacity of the person(s) executing this Transfer Form, and Comerica shall be permitted to act upon the instructions as provided in this Transfer Form.

Sincerely Yours,

Name of Beneficiary

Authorized Signature

Print Name and Title

Telephone Number

Comerica Bank
Letters of Credit and Trade Service 2321 Rosecrans Ave. 5th Fl. El Segundo, CA 90245 Tel: 310-297-2858 Fax: 310-297-2885 SWIFT: [SWIFT Number]

Irrevocable

Standby Letter of Credit No.:
[Letter of Credit Number]

Beneficiary:
FSP Addison Circle Limited
Partnership
c/o Franklin Street Properties Corp
401 Edgewater Place - Suite 200	Applicant:
Wakefield, MA 01880-6210, United States	CarOffer, LLC
15601 Dallas Parkway
Suite 600
Addison, TX 75001 United States

Date of Issue:	Date and Place of Expiry:
November 14, 2023	January 31, 2025 office of Issuing Bank
or any automatically extended date, as herein defined.

Amount:
USD 500,000.00 Five Hundred Thousand United States Dollars

We hereby open our Irrevocable Standby Letter of Credit no. [letter of credit number] in your favor, for account of CAROFFER, LLC available by your draft(s) at sight on Comerica Bank when accompanied by:

1. The original of this Irrevocable Standby Letter of Credit and Amendment(s) if any.

2. A written and dated statement on the beneficiary's letterhead signed by the beneficiary indicating name and title of the signer with either of the following wording:

A. "The undersigned hereby certifies that: (I) the undersigned is an authorized representative of beneficiary; (II) beneficiary is the beneficiary of Standby Letter of Credit no. [letter of credit number] issued by Comerica Bank; and (III) beneficiary is authorized to draw down on the Standby Letter of Credit. The amount of USD (amount) is being drawn under Comerica Bank's Standby Letter of Credit no. [letter of credit number].

or

B. "The undersigned hereby certifies that we have received a written notice of Comerica Bank's election not to extend their Standby Letter of Credit no. [letter of credit number] and have not received a replacement Letter of Credit or any other financial assurance satisfactory to us from CAROFFER, LLC."

Special Conditions:

All signatures must be manually executed in original.

All information required whether indicated by blanks, brackets or otherwise, must be completed at the time of drawing.

Comerica Bank

Partial drawings and multiple presentations may be made under this Irrevocable Standby Letter of Credit, provided, however, that each such demand that is paid by us shall reduce the amount available under this Irrevocable Standby Letter of Credit.

It is a condition of this Letter of Credit that it shall be deemed automatically extended without amendment for a period of one year from the present or any future expiration date, unless at least sixty (60) days prior to the expiration date we send notice to you by courier that we elect not to extend this credit for any such additional period. Said notice will be sent to the Beneficiary's address indicated above, unless a change of address is otherwise notified by you to us in writing by receipted mail or courier, quoting our Letter of Credit number. Any notice to us will be deemed effective only upon actual receipt by us at our designated office.

In no event, and without further notice from ourselves, shall the expiration date be extended beyond a final expiration date of January 31, 2030.

This Standby Letter of Credit may be successively transferred in its entirety (but not in part) up to the then available amount in favor of a nominated Transferee ("Transferee"), assuming such transfer to such Transferee is in compliance with all applicable U.S. laws and regulations. If transferred, this Standby Letter of Credit must be returned to us together with our transfer form (available upon request), duly executed. We are under no obligation to transfer this Standby Letter of Credit, except to the extent and in the manner expressly consented to by us, and until all charges for the transfer are paid. In case of any transfer, the draft and any required statement must be executed by the Transferee and where the Beneficiary's name appears within this Standby Letter of Credit, the Transferee's name is automatically substituted therefore. At the time of the transfer request, the original of this Standby Letter of Credit and any amendment(s) thereto must be provided. Comerica Bank will not assume or undertake any liability or responsibility for verifying, validating or authenticating the authority or rights of any party(ies) requesting the transfer of this Letter of Credit or executing any document(s) in connection therewith.

Transfer of this Letter of Credit will be effected by means of an endorsement on the reverse of the original of the Letter of Credit.

All fees relating to this Letter of Credit, including any and all transfer related costs shall be paid by the Applicant. Payment of any transfer fees and/or any transfer related costs shall not be a condition precedent to transfer.

Notwithstanding any preprinted wording to the contrary on our standard transfer form, payment of all transfer fees are for the Applicants account.

All drafts required under this Irrevocable Standby Letter of Credit must be marked: "Drawn under Comerica Bank Irrevocable Standby Letter of Credit no. [letter of credit number]."

In the case of cancellation, the original Standby Letter of Credit and all Amendments thereto must be returned to us together with a written request from Beneficiary referencing this Standby Letter of Credit number and authorizing its cancellation.

This Irrevocable Standby Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not be in any way modified, amended or amplified by reference to any document, instrument or agreement referred to herein or in which this Irrevocable Standby Letter of Credit is referred to or to which this Irrevocable Standby Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

We hereby engage with you that drawing(s) made under and in compliance with this Standby Letter of Credit will be duly honored upon presentation to us in person or via courier service to our address: Comerica Bank, International Trade Services, 2321 Rosecrans Ave., 5th floor, El Segundo, CA 90245, Attn: Standby Letter of Credit Dept. on or before the current or any automatically extended date. Presentation may also be effected by facsimile to Comerica Bank fax number 310 297-2885 confirmed by phone call at 310 297-2858. When presentation is made by facsimile, in lieu of presentation of the original Letter of Credit, the Beneficiary must present Beneficiary's statement that Beneficiary is in possession of the original Letter of Credit, and that the amount and date of this presentation has been noted on the back of such original. In the event of facsimile drawing, the draft(s) required hereunder will be

Comerica Bank

considered to have been presented to Comerica Bank if copies of such draft(s) are received by Comerica Bank by means of a facsimile at the fax number noted above. However, the draft must include the front and back of the draft in order to evidence endorsement thereof.

Except so far as otherwise expressly stated herein, this Standby Letter of Credit is subject to the "International Standby Practices" (ISP 98) International Chamber of Commerce (Publication No. 590).

Regards,

/s/ Delisha Glenn Delisha Glenn